2016 Johnson Rice Energy Conference Quinn P. Fanning Executive Vice President and Chief Financial Officer Joseph M. Bennett Executive Vice President and Chief Investor Relations Officer September 22, 2016 2016 Johnson Rice Energy Conference Exhibit 99.1

TIDEWATER 601 Poydras Street, Suite 1500, New Orleans, La. 70130 FORWARD-LOOKING STATEMENTS In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s. Phone: 504.568.1010 | Fax: 504.566.4580 Web site address: www.tdw.com Email: connect@tdw.com 2016 Johnson Rice Energy Conference

Strategy and Focus in a Challenged Market, and Results Providing safe, efficient and compliant operations – TRIR of 0.08 per 200,000 manhours in fiscal 2016 was lowest in company history, and NO lost time accidents. Safety record is even better thus far in fiscal 2017. New fleet comprised of vessels that service all water depths – 177 active vessels at 6/30/16 with 8.4 year average age. “Smart stacking” vessels (89 at 6/30/16). Geographic diversity – Vessel operations are dispersed globally and reported to the public in four geographic segments Staying close to our customers – A solid customer base of NOC’s, IOC’s and others Prompt, proactive cost-cutting initiatives (“control what we can control”) – from 6/14 quarter, headcount down over 2,700 (~30%), vessel opex down ~50% and G&A cost down ~28% Reducing CapEx – Vessel construction program was in wind-down mode prior to oil market collapse, but Tidewater vessel construction commitments were reduced by 10 vessels over the past year. Remaining net CapEx as of 6/30/16 , if options are not exercised, is ~$41M, estimated to be expended over the next four quarters. Maintaining adequate liquidity to deal with industry uncertainties -- ~$670 million of cash at 6/30/16, including $600 million drawn on our revolver in mid-March. 38% net debt to net total book cap at 6/30/16 and minimal scheduled debt maturities until FY2020. Company continues discussions with banks/noteholders in regard to interest coverage covenant relief and obtained necessary waivers of covenant noncompliance until October 21, 2016. Dividend and stock buyback program suspended in Jan 2016. Experienced management team to lead the way 2016 Johnson Rice Energy Conference

We will NOT compromise safety We will NOT compromise on compliance We will NOT jeopardize fleet integrity/capability - “Smart stacking” vessels, with continual maintenance, while maintaining a new fleet comprised of vessels that can service all water depths We will NOT compromise service to our customers What Tidewater Will NOT Do 2016 Johnson Rice Energy Conference

Safe Operations is Priority #1 It's a task that can't be turned loose not for a microsecond or an accident will strike without pity. Operating safely offshore is like holding a snake by its head 2016 Johnson Rice Energy Conference Stop Work Obligation Safety performance is 25% of mgt. incentive comp

Rig Activity Levels Drive OSV Demand Working Rigs Source: IHS-Petrodata Note: 31 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 446 in September 2016. 276 139 2016 Johnson Rice Energy Conference Floaters Jackups

Tidewater's Active Fleet vs the Worldwide OSV Fleet

Tidewater as of 6/30/16 and Worldwide Fleet Estimated as of September 2016

Deepwater vessels
Other vessels
Towing Supply/Supply

As of September 2016, there are approximately 333 additional AHTS and PSV's (~10% of the global fleet) under construction. Some number of these, we believe, will not be completed and delivered.

Source: IHS-Petrodata and Tidewater

169 "New" vessels – 7.5 avg yrs
8 "Traditional" vessels – 27.1 avg yrs *(no OSVs)*



Number of Vessels
Vessels > 25 years old today
0
5
10
15
20
25
30
1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015



Number of Vessels Built (AHTS & PSV)
Vessels > 25 years old today
0
50
100
150
200
250
300
1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015

Year Built

Global fleet is estimated at ~3,496 vessels, including ~650 vessels that are 25+ yrs old (19%)

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Vessel Population by Owner (AHTS and PSVs only) Estimated as of September 2016 Tidewater Competitor #2 Competitor #3 Competitor #4 Competitor # 5 Avg. All Others (~2,715 total vessels for 400+ owners) Source: IHS-Petrodata and Tidewater Competitor #1 2016 Johnson Rice Energy Conference

Geographic Diversity – Active Vessel Count by Region (Excludes stacked vessels – as of 6/30/16) 89 additional Tidewater vessels were stacked as of 6/30/16 Americas 47 vessels (27%) Africa/Europe 86 vessels (48%) Middle East 33 vessels (19%) Asia/Pac 11 vessels (6%) 2016 Johnson Rice Energy Conference

Approximately 60% of our revenue is derived from drilling support activity and 40% from non-drilling related activity, such as support of production and construction activity Our top 10 customers in Fiscal 2016 (3 Super Majors, 5 NOC’s, and 2 Other) accounted for 69% of our revenue 2016 Johnson Rice Energy Conference Staying Close to our Customers – Strong Customer Base Current Revenue Mix

The Largest Modern OSV Fleet in the Industry New Vessel Information as of June 30, 2016 New Vessel Count (1) (2) Net Book Value Average NBV per Vessel Deepwater PSVs 91 $1,903m $20.9m Deepwater AHTSs 12 $276m $23.0m Towing Supply/Supply 107 $1,035m $9.8m Other 39 $66m $1.7m TOTALS: 249 $3,280m $13.2m . “New Vessels” are defined as vessels built or acquired since 2000. New Vessel Count excludes 4 deepwater PSVs under construction as of 6/30/16, with an average cost of ~$45m/vessel) 2016 Johnson Rice Energy Conference

Our Remaining Construction Backlog Vessels Under Construction As of June 30, 2016 (excludes vessels under option*) Count Deepwater PSVs 4 Deepwater AHTSs - Towing Supply/Supply - Other - Total 4 Estimated delivery schedule – 2 in remainder of FY 2017 and 2 in FY 2018. CAPX of $25m in remainder of FY 2017 and $33m in FY 2018, for a total of ~$58m. * The Company has options on six additional vessels under construction as of 6/30/16. If the options are not exercised, approximately $17 million of aggregate installment payments will be refunded to the Company, therefore net CapEx totals ~$41m. These 6 option vessels are not included in the table above. 2016 Johnson Rice Energy Conference

CapEx is Decreasing from Recent High Levels NOTE: Fiscal 2017 and 2018 estimated CAPX above is exclusive of any refunds from possible cancelled vessel construction contracts (see note on previous slide re option vessels) Fiscal Year Amounts in orange in Fiscal 2017 and 2018 represent future expected CapEx on the 4 vessels under construction as of 6/30/16, totaling ~$58m. If options are not exercised, net CapEx totals ~$41m. 2016 Johnson Rice Energy Conference

Summarized Balance Sheet Info Our Financial Position Provides Us Strategic Optionality As of June 30, 2016 Cash & Cash Equivalents $669 million Total Debt $2,041 million Shareholders Equity $2,213 million Net Debt / Net Capitalization 38% Total Debt / Capitalization 48% On 3/15/16, the company borrowed the full $600 million available under its revolving credit facility in order to ensure adequate liquidity and flexibility during this industry downturn. 2016 Johnson Rice Energy Conference

Debt Maturities and Covenants as of 6/30/16 Maturities Limited for Several Years Current Debt Covenants: Debt/Total Capitalization Ratio of not greater than 55% EBITDA/Interest coverage of not less than 3.0X The company continues discussions with it banks and noteholders in regards to interest coverage covenant relief, and has obtained necessary waivers of covenant noncompliance until October 21, 2016. Fiscal Year Debt Maturity (in $millions) 2016 Johnson Rice Energy Conference Primarily maturity of $900 bank facility in June 2019

Tidewater’s Long-Term Strategy Continue to improve upon stellar safety and compliance programs Remain close to our customers and provide excellent service Monitor industry developments to adjust our playbook accordingly - Continue pro-active cost reduction initiatives - Maintain/protect liquidity and resolve debt covenant matter Maintain financial flexibility to deal with industry uncertainties and seize opportunities when presented 2016 Johnson Rice Energy Conference

HOUSTON, TEXAS Tidewater Marine, L.L.C. 6002 Rogerdale Road Suite 600 Houston, Texas 77072-1655 P: +1 713 470 5300 NEW ORLEANS, LOUISIANA Worldwide Headquarters Tidewater Inc. Pan American Life Center 601 Poydras Street, Suite 1500 New Orleans, Louisiana 70130 P: +1 504 568 1010 2016 Johnson Rice Energy Conference

Drivers of our Business - “A View at Various Points in a Cycle” July 2008 January 2011 September 2016 Working Rigs 603 538 446 Rigs Under Construction 186 118 177 OSV Global Population 2,033 2,599 3,496 OSV’s Under Construction 736 367 333 OSV/Rig Ratio 3.37 4.83 7.84 (6.49 without ~600 old vessels believed not available) Down ~275 rigs (38%) from prior peak How many will be delivered and how many incremental? Includes ~650 old vessels and hundreds of stacked vessels How many will be delivered? Over half being built in China. Source: IHS-Petrodata and Tidewater 2016 Johnson Rice Energy Conference

A New Fleet that Services All Water Depths (Excludes stacked vessels – as of 6/30/16 Vessel count info is as of 6/30/16, and includes leased vessels. Avg NBV excludes the impact of leased vessels which have no NBV. Average NBV of the 8 Traditional vessels is approximately $320,000 each at 6/30/16. Americas Middle East Asia/Pac Africa/Eur. 2016 Johnson Rice Energy Conference Americas New Avg. Traditional Vessels NBV Vessels Deepwater 24 29.8M 0 Towing Supply 16 $9.6M 0 Other 4 $2.7M 3 44 3 SubSah Africa/Eur. New Average Traditional Vessels NBV Vessels Deepwater 37 $28.1M 0 Towing Supply 46 $12.5M 3 Other 42 $1.9M 7 125 10 MENA New Average Traditional Vessels NBV Vessels Deepwater 11 $16.6M 1 Towing Supply 31 $12.5M 0 Other 0 0 2 42 3 Asia/Pac New Average Traditional Vessels NBV Vessels Deepwater 8 $25.2M 0 Towing Supply 14 $11.9M 0 Other 1 $6.9M 0 23 0 Americas New Avg. Traditional Vessels NBV Vessels Deepwater 9 $15.3M 0 Towing Supply 24 $11.5M 0 Other 0 0 0 33 0 SubSah Africa/Eur. New Average Traditional Vessels NBV Vessels Deepwater 37 $28.1M 0 Towing Supply 46 $12.5M 3 Other 42 $1.9M 7 125 10 MENA New Average Traditional Vessels NBV Vessels Deepwater 11 $16.6M 1 Towing Supply 31 $12.5M 0 Other 0 0 2 42 3 Asia/Pac New Average Traditional Vessels NBV Vessels Deepwater 8 $25.2M 0 Towing Supply 14 $11.9M 0 Other 1 $6.9M 0 23 0 Americas New Avg. Traditional Vessels NBV Vessels Deepwater 1 $27.8M 0 Towing Supply 10 $10.8M 0 Other 0 0 0 11 0 SubSah Africa/Eur. New Average Traditional Vessels NBV Vessels Deepwater 37 $28.1M 0 Towing Supply 46 $12.5M 3 Other 42 $1.9M 7 125 10 MENA New Average Traditional Vessels NBV Vessels Deepwater 11 $16.6M 1 Towing Supply 31 $12.5M 0 Other 0 0 2 42 3 Asia/Pac New Average Traditional Vessels NBV Vessels Deepwater 8 $25.2M 0 Towing Supply 14 $11.9M 0 Other 1 $6.9M 0 23 0 Americas New Avg. Traditional Vessels NBV Vessels Deepwater 28 $27.4M 0 Towing Supply 32 $12.4M 0 Other 21 $1.4M 5 81 5 SubSah Africa/Eur. New Average Traditional Vessels NBV Vessels Deepwater 37 $28.1M 0 Towing Supply 46 $12.5M 3 Other 42 $1.9M 7 125 10 MENA New Average Traditional Vessels NBV Vessels Deepwater 11 $16.6M 1 Towing Supply 31 $12.5M 0 Other 0 0 2 42 3 Asia/Pac New Average Traditional Vessels NBV Vessels Deepwater 8 $25.2M 0 Towing Supply 14 $11.9M 0 Other 1 $6.9M 0 23 0

Fleet Renewal & Expansion Largely Funded by CFFO



CAPX
Dividend
Share Repurchase
$ in millions
CFFO
$700
$600
$500
$400
$300
$200
$100
$0
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Fiscal Year

Over a 17-year period, Tidewater has invested ~$5.7 billion in CapEx, and paid out ~$1.4 billion through dividends and share repurchases. Over the same period, CFFO and proceeds from dispositions were ~$4.6 billion and ~$941 million, respectively.

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Active Vessel Dayrates & Utilization by Segment Utilization stats exclude stacked vessels. Avg. Utilization Avg. Dayrate 2016 Johnson Rice Energy Conference

New Vessel Trends by Vessel Type Deepwater PSVs Q1 Fiscal 2017 Avg Day Rate: $19,120 Utilization: 45.8% $72 million, or 44%, of Vessel Revenue in Q1 Fiscal 2017 2016 Johnson Rice Energy Conference

New Vessel Trends by Vessel Type Deepwater AHTS Q1 Fiscal 2017 Avg Day Rate: $23,032 Utilization: 41.4% $10 million, or 6%, of Vessel Revenue in Q1 Fiscal 2017 2016 Johnson Rice Energy Conference

New Vessel Trends by Vessel Type Towing Supply/Supply Vessels Q1 Fiscal 2017 Avg Day Rate: $12,546 Utilization: 55.9% $68 million, or 42%, of Vessel Revenue in Q1 Fiscal 2017 2016 Johnson Rice Energy Conference

Vessel Revenue and Vessel Operating Margin Fiscal 2008-2017 Prior peak period (FY2009) averaged quarterly revenue of $339M, quarterly operating margin of $175.6M at 51.8% Note: Vessel operating margin is defined as vessel revenue less vessel operating expenses $300 million $150 million 50.0% 2016 Johnson Rice Energy Conference